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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510

                        SUPPLEMENT TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES --
                                CLASS X SHARES
                            DATED NOVEMBER 3, 2000


     The paragraphs pertaining to the Short-Term Bond Portfolio and the Strategist Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" are hereby replaced by the following:


   SHORT-TERM BOND PORTFOLIO -- David S. Horowitz and Charles Moon have been the primary portfolio managers of the Portfolio since February 2001. Mr. Horowitz is a Vice President of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager. Mr. Horowitz has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).


   STRATEGIST PORTFOLIO -- Mark Bavoso is the Portfolio's primary portfolio manager responsible for overall asset allocation and investment of the equity portion of the Portfolio. Mr. Bavoso is a Managing Director of the Investment Manager and has been the primary portfolio manager of the Portfolio since January 1994; Mr. Bavoso has been managing portfolios with the Investment Manager for over five years. Angelo Manioudakis and Charles Moon have been the primary portfolio managers responsible for managing the fixed-income portion of the Portfolio since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and of Miller Anderson & Sherrerd LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).



February 1, 2001